                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                FIRST AMENDMENT

                                       TO

                           REVOLVING CREDIT AGREEMENT

      This FIRST AMENDMENT (this "Amendment"), dated as of May 18, 2005, to that certain Revolving Credit Agreement, dated as of May 19, 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among The Yankee Candle Company, Inc., a corporation organized under the laws of Massachusetts (the "Borrower"), Citizens Bank of Massachusetts and the other lending institutions from time to time party thereto (collectively, the "Lenders") and Citizens Bank of Massachusetts as agent for itself and such other lending institutions (the "Administrative Agent").

      WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

      2. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

      (a) The definition of "Applicable Margin" is hereby amended by deleting the table contained therein and substituting in lieu thereof the following:

                                      PRIME        TRANCHE A       LETTER OF     TRANCHE A
           TOTAL CAPITALIZATION        RATE          LIBOR          CREDIT      COMMITMENT
LEVEL             RATIO               LOANS        RATE LOANS        FEES          FEE
-----             -----               -----        ----------        ----          ---
  I      Greater than 0.40:1.00       0.00%          0.850%         0.850%        0.200%
 II      Less than or equal to
         0.40:1.00 but
         greater than or equal
         to 0.25:1.00                 0.00%          0.625%         0.625%        0.150%
III      Less than 0.25:1.00          0.00%          0.500%         0.500%        0.125%

      (b) The definition of "Fee Letter" is hereby deleted and replaced with the following:

            "Fee Letter. The fee letter dated as of April 25, 2005, as amended and in effect from time to time, among the Borrower, Citizens and RBS Securities Corporation, which fee letter replaces and supercedes the fee letter dated as of March 25, 2004, as amended, between the Borrower and Citizens."

      (c) The definition of "Permitted Acquisitions" is hereby amended by deleting clause (xii) contained therein and substituting in lieu thereof the following::

            "(xii) the aggregate amount of the purchase price for all Permitted Acquisitions consummated on or after the First Amendment Effective Date shall not exceed $65,000,000."

      (d) The definition of "Tranche A Loan Maturity Date" is hereby amended by deleting the date "May 19, 2007" contained therein and substituting in lieu thereof the date "May 18, 2010".

      (e) The following definitions are hereby added to Section 1.1 of the Credit Agreement and inserted in correct alphabetical order:

            "First Amendment Effective Date. May 18, 2005.

            Lead Arranger and Bookrunner. RBS Securities Corporation."

      (f) The following definitions are hereby deleted from Section 1.1 of the Credit Agreement and all references to such defined terms contained in the Credit Agreement are hereby deleted: "Total Tranche B Commitment"; "Tranche B Commitment"; "Tranche B Commitment Fee"; "Tranche B LIBOR Rate Loans"; "Tranche B Loans"; "Tranche B Loan Maturity Date"; "Tranche B Loan Request"; "Tranche B Notes"; and "Tranche B Note Record".

      3. AMENDMENTS TO NEGATIVE COVENANTS.

      (a) Section 9.3(h) of the Credit Agreement is hereby amended by deleting the proviso contained therein and substituting in lieu thereof the following:

            "provided that the consideration paid by the Borrower or any of its Subsidiaries in all such transactions on and after the First Amendment Effective Date does not exceed in the aggregate $65,000,000"

      (b) Section 9.4(b) of the Credit Agreement is hereby amended by deleting the text "for such Fiscal Year" contained therein and substituting in lieu thereof the text "for the prior Fiscal Year"

      4. AMENDMENTS TO FINANCIAL COVENANTS.

      (a) Section 10.1 of the Credit Agreement is hereby deleted and replaced with the following:

            "10.1. LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio as of the end of any Reference Period to exceed 2.25:1.00."

      (b) Section 10.3 of the Credit Agreement is hereby deleted and replaced with the following:

            "10.3. CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth to be less than $1.00 at any time."

      5. AMENDMENT TO OTHER AGENTS. Section 14.12 of the Credit Agreement is hereby amended by deleting the text "sole arranger" contained therein and substituting in lieu thereof the text "Lead Arranger and Bookrunner".

      6. GLOBAL AMENDMENT TO CREDIT AGREEMENT. The text contained in Sections 2.1.2, 2.2.2, 2.3.2, 2.4.2, 2.5(c), 2.6.2, 3.1.2 and 3.2.2 of the Credit
Agreement (including all section headings contained therein) is hereby deleted and replaced, in each case, with the text "INTENTIONALLY OMITTED."

      7. AMENDMENT TO SCHEDULES. (a) Schedule 1 to the Credit Agreement is hereby deleted and replaced with Schedule 1 attached hereto and (b) Schedule 9.3 to the Credit Agreement is hereby deleted and replaced with Schedule 9.3 attached hereto.

      8. AMENDMENT TO FACING PAGE. The facing page of the Credit Agreement is hereby amended by deleting the text "and sole lead arranger" and inserting the following text at the end of the facing page:

            "and RBS SECURITIES CORPORATION, as Lead Arranger and Bookrunner".

      9. AFFIRMATION AND ACKNOWLEDGMENT. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby.

      10. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

      (a) The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, and do not contravene any provision of law, statute, rule or regulation to which the Borrower is subject or the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower.

      (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby.

      (d) The representations and warranties contained in Section 7 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

      (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

      (f) The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2005 through 2007 Fiscal Years, copies of which have been delivered to each Lender, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

      11. RATIFICATION, ETC. Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

      12. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent:

      (a) the Administrative Agent shall have received (a) this Amendment signed by the Borrower, the Administrative Agent and the Lenders and (b) amended and restated Tranche A Notes in favor of each Lender and signed by the Borrower;

      (b) the Administrative Agent shall have received from the Borrower board resolutions authorizing the Borrower to enter into and carry out the terms of this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents in form and substance satisfactory to the Administrative Agent;

      (c) the Administrative Agent shall have received from the Borrower a certificate of the assistance clerk of the Borrower certifying that there have been no changes to any of its Governing Documents since the Closing Date;

      (d) no Default or Event of Default shall have occurred and be continuing;

      (e) the Borrower shall have paid all fees and expenses of the Administrative Agent and the Lead Arranger and Bookrunner in connection with the preparation of this Amendment and the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel to the Administrative Agent and the Lead Arranger and Bookrunner;

      (f) the Borrower shall have paid to the Administrative Agent, for the pro rata accounts of the Lenders, such fees as shall have been separately agreed upon in writing in the amounts and at the times specified;

      (g) the Administrative Agent shall have received the projections referred to in Section 10(f) hereof.

      13. COUNTERPARTS. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      14. DELIVERY BY FACSIMILE AND ELECTRONIC MAIL. This Amendment, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation of a contract and each party forever waives such defense.

      15. MISCELLANEOUS PROVISIONS.

      (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

      (b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

      (c) Pursuant to Section 16.2 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent and the Lead Arranger and Bookrunner in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent and the Lead Arranger and Bookrunner in producing, reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

                                 THE YANKEE CANDLE COMPANY, INC.

                                 By: /s/ Bruce H. Besanko
                                     -----------------------------------
                                       Name: Bruce H. Besanko
                                       Title: Senior Vice President, Finance and
                                       Chief Financial Officer

                        Signature page to First Amendment

                       CITIZENS BANK OF MASSACHUSETTS,
                       individually and as Administrative Agent and Issuing
                       Lender

                       By: /s/ Daniel Bernard
                           ------------------------------
                           Name: Daniel Bernard
                           Title: Vice President

                       Signature page to First Amendment

                                    WACHOVIA BANK, N.A., individually and as Syndication Agent

                                    By: /s/ Kevin E. Burke
                                        ----------------------------
                                        Name: Kevin E. Burke
                                        Title: Senior Vice President

                       Signature page to First Amendment

                              FLEET NATIONAL BANK, individually and as Documentation Agent

                              By: /s/ Christopher S. Gllen
                                  ----------------------------------
                                  Name:  Christopher S. Gllen
                                  Title: SVP

                              HSBC BANK USA

                              By: /s/ Michelle A.G. Gromoll
                                  ----------------------------------
                                  Name:  Michelle A.G. Gromoll
                                  Title: Assistant Vice President

                              BANKNORTH, N.A.

                              By: /s/ George F. Bacigalupo
                                  ----------------------------------
                                  Name: George F. Bacigalupo
                                  Title: Executive Vice President

                        Signature page to First Amendment

                              MIZUHO CORPORATE BANK(USA)

                              By: /s/ Bertram H. Tang
                                  ----------------------------------
                                  Name:  Bertram H. Tang
                                  Title: Senior Vice President

                        Signature page to First Amendment

                                        COMERICA BANK

                                        By: /s/ Stacey Judd
                                            --------------------------------
                                            Name:  Stacey Judd
                                            Title: Assistant Vice President

                        Signature page to First Amendment

                                        SOVEREIGN BANK

                                        By: /s/ Christopher T. Phelan
                                            ----------------------------
                                            Name:  Christopher T. Phelan
                                            Title: SVP

                                   SCHEDULE 1

                LENDERS, COMMITMENT PERCENTAGES, LENDING OFFICES

                                                      TRANCHE A COMMITMENT PERCENTAGE
            LENDER              TRANCHE A COMMITMENT  AND TOTAL COMMITMENT PERCENTAGE
------------------------------  --------------------  -------------------------------
Citizens Bank of Massachusetts      $ 48,000,000                 19.20%
28 State Street
Boston MA 02109
-------------------------------------------------------------------------------------
Wachovia Bank, N.A.                 $ 38,000,000                 15.20%
205 Church Street
New Haven, CT 06510
-------------------------------------------------------------------------------------
Fleet National Bank                 $ 38,000,000                 15.20%
One Monarch Place, 21st Floor
Springfield, MA 01144
-------------------------------------------------------------------------------------
HSBC Bank USA                       $ 29,000,000                 11.60%
126 State Street
Albany, NY 12207
-------------------------------------------------------------------------------------
Banknorth, N.A.                     $ 29,000,000                 11 .60%
7 New England Executive Park
10th Floor
Burlington, MA 01803
-------------------------------------------------------------------------------------
Mizuho Corporate Bank (USA)         $ 29,000,000                 11.60%
1251 Avenue of the Americas
New York, NY 10020-1104
-------------------------------------------------------------------------------------
Comerica Bank                       $ 22,000,000                  8.80%
500 Woodward Avenue
9th Floor, MC 3279
Detroit, MI 48275-3279
-------------------------------------------------------------------------------------
Sovereign Bank                      $ 17,000,000                  6.80%
1350 Main Street
Springfield, MA 01103
-------------------------------------------------------------------------------------
  TOTAL                             $250,000,000                   100%
-------------------------------------------------------------------------------------

                        Signature page to First Amendment

                                  SCHEDULE 9.3
                                  ------------

                              EXISTING INVESTMENTS

                                      None.